UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2026

NewAmsterdam Pharma Company N.V.

(Exact name of Registrant as Specified in Its Charter)

The Netherlands	001-41562	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Goomieer 2-35
Naarden
The Netherlands		1411 DC
(Address of Principal Executive Offices)		(Zip Code)
+31 (0) 35 206 2971
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value €0.12 per share	NAMS	The Nasdaq Stock Market LLC
Warrants to purchase ordinary shares	NAMSW	The Nasdaq Stock Market LLC

☐

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2026, NewAmsterdam Pharma Company N.V. (the “Company”) held its 2026 annual general meeting of shareholders (the “Annual General Meeting”) in Amsterdam, the Netherlands. At the Annual General Meeting, the Company’s shareholders approved the NewAmsterdam Pharma Company N.V. 2026 Employee Stock Purchase Plan (the “ESPP”), which was previously approved by the Company’s Board of Directors on April 16, 2026 and became effective upon shareholder approval at the Annual General Meeting.

The purpose of the ESPP is to encourage and enable eligible employees to acquire property interests in the Company through ownership of the Company’s ordinary shares, nominal value €0.12 per share (the “Ordinary Shares”). The ESPP permits eligible employees to use payroll deductions to purchase the Company’s Ordinary Shares at a specified discount to the market price. The payroll deductions accumulate over the course of a Purchase Period (as defined in the ESPP), which will generally be six months in duration. On the first day of each Purchase Period, each participant in the ESPP will automatically be granted an option to purchase as many whole Ordinary Shares as the participant will be able to purchase with the payroll deductions credited to their account during the Purchase Period. At the end of the Purchase Period, the total payroll deductions of all participants are used to purchase Ordinary Shares directly from the Company at a 15% discount to the lower of the market price of the Ordinary Shares at the beginning or the end of the Purchase Period. The aggregate number of Ordinary Shares that may be issued under the ESPP may not exceed 1,150,000 Ordinary Shares. The number of Ordinary Shares issuable under the ESPP and the terms of purchase rights to acquire such Ordinary Shares are subject to adjustment in connection with certain corporate and recapitalization events as described in the ESPP. The Board of Directors or the Compensation Committee of the Board of Directors may terminate the ESPP at any time, and the ESPP shall automatically terminate on the ten-year anniversary of the date the ESPP was approved by the Company’s shareholders, or June 2, 2036.

A more detailed description of the ESPP was set forth in the Company’s definitive Proxy Statement for the Annual General Meeting, filed with the Securities and Exchange Commission (the “SEC”) on May 6, 2026, under the heading “Proposal 8: Approval of the NewAmsterdam Pharma Company N.V. 2026 Employee Stock Purchase Plan.” The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the full text of the ESPP, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 2, 2026, the Company held the Annual General Meeting. A total of 116,903,979 of the Company’s ordinary shares were eligible to vote as of the record date of May 7, 2025. A quorum of 91,538,612 ordinary shares, or approximately 78.3%, voted in person or by proxy at the Annual General Meeting.

The final results of each of the agenda items submitted to a vote of the shareholders are as follows:

Proposal 1. The Company’s shareholders approved the adoption of the Dutch statutory annual accounts for fiscal year ended December 31, 2025. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
91,484,326	3,855	50,431	—

Proposal 2. The Company’s shareholders approved the discharge from liability for the Company’s directors with respect to the performance of their duties during the fiscal year ended December 31, 2025. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
85,229,605	1,105,840	51,557	5,151,610

Proposal 3. The Company’s shareholders approved the instruction to Deloitte Accounts B.V. as the external auditor of the Company’s Dutch statutory annual accounts and Dutch statutory board report (including, to the extent applicable, sustainability reporting) for the fiscal year ending December 31, 2026. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
91,502,529	4,636	31,447	—

Proposal 4. The Company’s shareholders ratified the selection by the Company’s Audit Committee of Deloitte Accountants B.V. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
91,502,639	4,618	31,355	—

Proposal 5. The Company’s shareholders approved the re-appointment of each of the two nominees listed below as a non-executive director of the Company, each to serve until the annual general meeting of shareholders in 2030, or until their earlier death, resignation or removal. The votes cast were as follows:

Name	For	Against	Abstain	Broker Non-Votes
John W. Smither	85,375,639	956,620	54,743	5,151,610
Janneke van der Kamp	75,256,863	9,899,189	1,230,950	5,151,610

Proposal 6. The Company’s shareholders approved the extension of authorization for the Board of Directors to issue Ordinary Shares (or rights to subscribe for Ordinary Shares) in the Company’s capital, for a five-year period ending June 2, 2031. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
59,539,558	26,801,646	45,798	5,151,610

Proposal 7. The Company’s shareholders approved the extension of authorization for the Board of Directors to limit or exclude pre-emption rights, for a five-year period ending June 2, 2031. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
57,890,766	28,450,917	45,319	5,151,610

Proposal 8. The Company’s shareholders approved the ESPP. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
86,221,442	139,927	25,633	5,151,610

Proposal 9. The Company’s shareholders approved the 2025 compensation of the Company’s named executive officers by a non-binding, advisory (“Say-on-Pay”) vote. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
81,100,259	4,946,963	339,780	5,151,610

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	NewAmsterdam Pharma Company N.V. 2026 Employee Stock Purchase Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NewAmsterdam Pharma Company N.V.

Date:	June 3, 2026	By:	/s/ Mike Marino
		Name:	Mike Marino
		Title:	Chief Legal Officer